UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2011

CHURCHILL DOWNS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Kentucky	001-33998	61-0156015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 636-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Texas House Bill 2271 (“HB 2271”) will go into effect on September 1, 2011. Among other changes to Texas law, HB 2271 enacts certain restrictions on the accepting of wagers on horse and greyhound races from, and the placing of such wagers by, a person in Texas. Such restrictions cover wagers placed in person, via the telephone and via the Internet.

The potential effects of HB 2271 on the operations of Churchill Downs Incorporated cannot be determined at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

August 18, 2011	By:	/s/ Rebecca C. Reed
	Name:	Rebecca C. Reed
	Title:	Senior Vice President and Secretary